                                                                   EXHIBIT 10.2


                              EMPLOYMENT AGREEMENT


     WHEREAS, Missouri Medical Insurance Company (herein ("MOMEDICO") desires to obtain the services of a President and Chief Executive Officer on a full-time basis, and

     WHEREAS, Bradley DeMonbrun Ltd., a Missouri Corporation with offices at 1034 South Brentwood Boulevard, St. Louis, Missouri 63117 (herein "DEMONBRUN") is in the business of arranging for executives in its employee to be provided to other corporations and businesses on a full-time basis, and

     WHEREAS, MOMEDICO has been offered (by DeMonbrun) the services of Richard
V. Bradley, M.D. and it desires to obtain the services of Richard V. Bradley, M.D., or other suitable person as its full-time President and Chief Executive Officer pursuant to this contract between MOMEDICO and DEMONBRUN, and

     WHEREAS, the parties hereto have considered all aspects of the needs of MOMEDICO and the background and qualifications of the executive (herein "Bradley") whose services are to be provided as President and Chief Executive Officer,

     NOW, THEREFORE, on this 1st day of October, 1986, the parties agree as follows:

     1. PURPOSE OF AGREEMENT AND STATUS OF PARTIES: DeMonbrun shall provide to MOMEDICO the services of Richard V. Bradley,

M.D., for the purposes and period of time provided herein. Dr. Bradley is and shall remain an employee of DeMonbrun, his employer. Dr. Bradley is an independent contractor as to MOMEDICO, and although he shall function as its President and Chief Executive Officer and as such, its agent and representative, he shall not be an employee of MOMEDICO and nothing contained herein shall be construed to create an employer-employee relationship between MOMEDICO and Dr. Bradley.

     2. TITLE: DeMonbrun shall provide the services Richard V. Bradley, M.D., or other suitable person approved by MOMEDICO to serve as its President and Chief Executive Officer, effective October 1, 1986.

     3. DUTIES: Richard V. Bradley, M.D., (as MOMEDICO's President and Chief Executive Officer) shall be responsible for all aspects of the operation of MOMEDICO, subject to the direction and control of its Board of Directors.

     4. COMPENSATION: DeMonbrun shall receive as compensation for the services of its employee (Bradley), an annual aggregate amount of $126,973.92, which shall be paid in monthly installments, commencing October 1, 1986.

     5. FRINGE BENEFITS: As an independent contractor, Richard V. Bradley, M.D.,, shall receive no direct employee benefits from MOMEDICO. By being a signatory to this Agreement, Bradley


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

acknowledges that any fringe benefits in connection with his services as President and Chief Executive Officer of MOMEDICO shall be provided by his employer, DeMonbrun.

     6. EXECUTIVE TIME REQUIREMENTS: DeMonbrun agrees that Bradley shall be available full-time and devote his efforts exclusively to the management of MOMEDICO, after June 30, 1987. MOMEDICO agrees that Bradley may be excused from his duties for twenty (20) working days (4 weeks) per year without reduction of the compensation of DeMonbrun provided herein. Such time off by Bradley may be accrued to a maximum amount of sixty (60) working days. No reduction in compensation to DeMonbrun shall occur by reason of such time off provided herein. It is agreed that Bradley shall be allowed sufficient time to effect an orderly transfer of his medical practice between now and June 30, 1987, no reduction in compensation to DeMonbrun shall occur by reason of Bradley's activities in transferring his medical practice or other time off provided herein.

     7. CLUB MEMBERSHIP: MOMEDICO shall provide a corporate club membership for use of Bradley in the business of MOMEDICO, and MOMEDICO shall pay for such club membership costs.

     8. INCIDENTAL EXPENSES: DeMonbrun shall bill MOMEDICO for all of the incidental expenses of Bradley incurred by him in furtherance of MOMEDICO business, including, but not limited to, the attendance of two (2) medical professional meetings per year


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

and two (2) AMA meetings annually. All other reasonable and customary incidental expenses incurred by Bradley in performance of his duties for MOMEDICO shall also be billed by DeMonbrun to MOMEDICO and reimbursed by MOMEDICO to DeMonbrun.

     9. TERM OF AGREEMENT: This Agreement shall be and remain in effect for twelve (12) months from the date of execution, subject to termination as provided in Paragraph 10. Unless terminated by written notice sixty (60) days prior to anniversary date, the Agreement shall automatically renew for a period of one (1) year.

     10. TERMINATION OF AGREEMENT: At any time prior to the expiration of the then current term of this Agreement, the Agreement may be terminated as follows:

     A.   By mutual consent of DeMonbrun and MOMEDICO.

     B. Immediately upon Bradley's death, provided that in such event that Company shall cause the compensation to DeMonbrun provided for in Paragraph 4 of this Agreement to be paid to DeMonbrun for the period through the end of the month in which Bradley's death occurs.

     C. By MOMEDICO upon thirty (30) days' prior written notice in the event Bradley, by reason of physical or mental disability, shall be unable to perform the services required hereunder. In the event of disagreement concerning the existence of any such disability, the matter shall be resolved by a disinterested licensed physician agreed upon by the parties. In the event the parties are unable to agree upon such a physician, the parties shall each choose a physician, who shall together choose a third, and the three physicians so chosen shall settle the matter by majority vote. The existence of such a disability shall be conclusively presumed in the event either (i) Bradley is entitled to payment of benefits under Social Security or any disability insurance policy program carried by DeMonbrun or others, or (ii) Bradley is unable to perform his duties for a total of sixty (60) or more calendar days (whether or not consecutive) during any period of one hundred eighty (180) consecutive calendar days, whether as a result of one or more illnesses, ailments or causes. The Board, in its discretion, may waive the provision of this paragraph 10c. In the event of any such termination MOMEDICO shall cause the compensation to DeMonbrun provided for in Paragraph 4 of this Agreement to be paid to it for the period through the date of termination.

     D. By either party upon thirty (30) days' prior written notice for good cause. "Good cause" shall be deemed to exist in the event of fraud, dishonesty, willful misconduct, or continuing and material breach of the


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

          terms of this Agreement on the part of DeMonbrun and its employees. The actions of Bradley in this regard shall be deemed to be the actions of DeMonbrun. No action to terminate this Agreement for good cause shall be taken by either party unless it has given prior notice of its intent to take such action to the other party and has allowed the other party a reasonable opportunity to present its views on the subject.

     E. By DeMonbrun, with or without cause, upon sixty (60) days' prior written notice.

     F. By MOMEDICO without cause upon one hundred eighty (180) days written notice, provided that DeMonbrun shall be entitled to six (6) months' aggregate compensation after the effective date of such termination. Immediately upon the effective date of any such termination, without cause all other obligations of the parties, including the obligation of MOMEDICO to pay any compensation or other costs to DeMonbrun accruing after the date of such termination, shall cease.

     G. In the event of proper termination of this Agreement other than as provided in Section E or F above (whether such termination is initiated by the DeMonbrun or MOMEDICO and regardless of the reason for such termination), DeMonbrun shall only be entitled to receive such compensation as is owing under Paragraph 4


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

          of this Agreement which accrues through the date of such termination. Unless otherwise specifically agreed by MOMEDICO in writing, any bonus applicable to the services provided by Bradley shall be deemed to have accrued only in the event that the entire period to which the bonus applies has lapsed prior to the date of termination.

     11. BONUS: DeMonbrun shall be entitled to participate in any annual bonus plan established by the Board of Directors for officers or employees of MOMEDICO, even though DeMonbrun and Bradley are not employees. Such bonus is wholly discretionary with the Board of Directors and the terms of such bonus plan, if and when established, may be altered, changed, or the plan may be terminated at any time the Board of Directors elects to do so.

     12.  ASSIGNMENTS:

     A. This Agreement and MOMEDICO's rights and obligations hereunder shall be freely assignable by MOMEDICO to, and shall inure to the benefit of, and be binding upon any third-party which shall succeed to the ownership of MOMEDICO or the business conducted by it. Without limiting the generality of the foregoing, the Agreement may be assigned and transferred to any entity which may acquire all or any substantial part of MOMEDICO's business, whether in connection with a merger or


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

          consolidation, sale of assets, dissolution or liquidation of MOMEDICO or in any other form of transaction.

     B. As this Agreement is a contract for services of the employee of another corporation and the skills and duties of such person and unique, the rights and obligations of DeMonbrun shall not be assignable without the prior written consent of MOMEDICO.

     13. GOVERNING LAW: This Agreement shall be interpreted in accordance with and governed by the laws of the State of Missouri.

     14. NOTICES: Any notice given by either party hereunder shall be in writing and shall be personally delivered, telexed, wired, or mailed (certified or registered air mail, postage prepaid), as follows:

     If to DeMonbrun:              Bradley DeMonbrun Ltd.
                                   1034 S. Brentwood Blvd.
                                   St. Louis, Missouri 63117

     If to MOMEDICO:               Chairman, Board of Directors
                                   Missouri Medical Insurance Co.
                                   10795 Watson Road
                                   St. Louis, Missouri 63127
                                   Attention: Mr. David P. Bounk
                                   Executive Vice President

or to such other address as may have been furnished to the other party by written notice in the same manner set forth above.



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


     15. COUNTERPARTS: This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Instrument.

     16. ENTIRE AGREEMENT: This Agreement contains the entire Agreement of the parties as respects. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing specifically referring hereto, and signed by both parties.

     17.  NON-DISCLOSURE: DeMonbrun and its employee acknowledge and agree that
(a) all records and other material not released to the general public and (b) all trade secrets, confidential and proprietary information, unpublished date and information, in each case relating to MOMEDICO's operations, services and business, whether reduced to writing or not, are confidential and are the sole property of MOMEDICO. DeMonbrun and its employees agree that they will not disclose any of such information to any person or entity, either during or subsequent to the effective termination date of this Agreement, nor will they use any such information, except in the regular course of Bradley's services to MOMEDICO, without MOMEDICO's written consent. Bradley agrees not to make use of, except on behalf of MOMEDICO, such information and upon termination of Bradley as an employee of


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

DeMonbrun he shall surrender, all such records, material, data and information, and any copies thereof, as may be in his possession or under his control.

     IN WITNESS WHEREOF, DeMonbrun, MOMEDICO and have executed this Agreement as of the day and year first above written.

                                        MISSOURI MEDICAL INSURANCE

COMPANY
Attest:

      /s/ David P. Bounk                BY    /s/ Howard J. McAlhany, M.D.
---------------------------------          ----------------------------------
                                             CHAIRMAN, BOARD OF DIRECTORS

                                        BRADLEY DeMONBRUN LTD.
                                        1034 S. Brentwood Blvd.
                                        St. Louis, Missouri 63117
Attest:

     /s/ Carre J. Bratzke               BY    /s/ Richard V. Bradley, M.D.
---------------------------------          ----------------------------------
                                                Richard V. Bradley, M.D.

President

                        ADDENDUM OF DECEMBER 19, 1989 TO
                AN EMPLOYMENT AGREEMENT BETWEEN MISSOURI MEDICAL
                  INSURANCE COMPANY AND BRADLEY DeMONBRUN LTD.

     WHEREAS, Missouri Medical Insurance Company (herein "MOMEDICO") and Bradley DeMONBRUN, Ltd. (herein "DeMONBRUN"), entered into an EMPLOYMENT AGREEMENT effective October 1, 1986, whereby the services of Richard V. Bradley, M.D. (herein "BRADLEY") are to be provided by DeMONBRUN and all references to BRADLEY are intended to refer to his status as an employee of DeMONBRUN, and said Agreement was modified by addenda on or about June 30, 1987, and on or about January 1, 1989, and

     WHEREAS, the parties desire to further amend and modify said Agreement,

     NOW, THEREFORE, the parties agree as follows:

     1. ADDITIONAL PARTIES: MOMED Holding Co. (herein "HOLDING CO.") shall become a party to this Agreement and be bound by its terms to the same extent and in all respects as MOMEDICO.

     2. ADDITIONAL DUTIES: All duties to be performed by BRADLEY for MOMEDICO and all positions to be held by BRADLEY with MOMEDICO shall also be performed and held by him for HOLDING CO.

     3. ADDITIONAL OBLIGATIONS: All obligations of MOMEDICO under said Agreement shall become joint and concurrent obligations of HOLDING CO.

     4.   PURPOSE OF AGREEMENT AND STATUS OF PARTIES:

     The purpose of the Agreement is to assure the continued availability of BRADLEY to serve as HOLDING CO.'s President and Chief Executive Officer, or in such other or additional positions or capacities as HOLDING CO., with the mutual agreement of its Board of Directors and DeMONBRUN, may from time to time determine, and to set forth the terms under which such employment shall occur.

     5.   TITLE:

     BRADLEY shall have the title of President and Chief Executive Officer, initially, and such new or additional titles as may be assigned to him.

     6.   DUTIES:

     BRADLEY, (as HOLDING CO.'s President and Chief Executive Officer) shall be responsible for all aspects of the operations of HOLDING CO. and its subsidiaries, subject to the direction and control of the Board of Directors, performing such duties as from time to time may be assigned to him. DeMONBRUN agrees that BRADLEY'S position with HOLDING CO. is a full-time position. With the exception of his duties as an Officer and Director of DeMONBRUN, he shall devote his full time and effort exclusively to the performance of his duties as President and Chief Executive Officer of HOLDING CO., or to such other assignments and duties as the Board of Directors of HOLDING CO. may assign him. DeMONBRUN agrees that BRADLEY shall not to undertake any other work, or accept any position, during his employment with HOLDING CO. which would detract from his ability to perform his duties described herein or which would be inconsistent with such duties, or otherwise be inappropriate or be in any way detrimental to the public perception of HOLDING CO. and its Executive Officers, in the sole and exclusive discretion of the Board of Directors of HOLDING CO. The decision of HOLDING CO. regarding such other activities shall be final and binding.

     7.   COMPENSATION:

     DeMONBRUN shall receive as compensation for BRADLEY'S services for the calendar year 1990 an annual base compensation of $149,935.34 which shall be paid in monthly installments, commencing October 1, 1989. Commencing no later than January 1, 1991, such annual base compensation shall be recommended by the Compensation Committee with the input of the Executive Vice President and Chief Operating Officer and approved by the Board of Directors. Such annual base compensation shall be increased or decreased annually on January 1 of each calendar year by the amount of the increase or decrease in the Consumer Price Index reported for the twelve months immediately preceding.

     8.   ANNUAL COMPENSATION REVIEW:

     On or about January 1 of each calendar year, commencing January 1, 1991, DeMONBRUN shall receive a review of BRADLEY'S


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

performance for the preceding calendar year. The purpose of such review shall be to determine whether BRADLEY's performance and other relevant circumstances warrant an increase in DeMONBRUN'S base compensation for that calendar year. The determination of whether such increase shall be made, the amount thereof, and the criteria for determining the amount of such increase, if any, shall originate with the Compensation Committee with input of the Executive Vice President and Chief Operating Officer, and shall be subject to final approval of the Board of Directors.

     9.   ANNUAL BONUS:

     For the purpose of determining the advisability of payment by HOLDING CO. to DeMONBRUN of additional compensation by way of a bonus, an annual review of BRADLEY'S performance as President and Chief Executive Officer shall be conducted o later than thirty (30) days following each calendar year of employment. Such bonus, if awarded, shall be based upon the recommendation of the Compensation Committee, with input of the Executive Vice President and Chief Operating Officer and must be approved by the Board of Directors. Any bonus shall take into consideration the after tax profitability of HOLDING CO.'s operations during the preceding fiscal year in combination with all other aspects of BRADLEY's performance of his duties. The provision for an annual review for consideration of a bonus is not intended, nor


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

is it warranted to be, a guarantee of the payment of an annual bonus.

     10.  COMPANY AUTOMOBILE:

     HOLDING CO. desires that its Executives have available for their use a safe, reliable and presentable automobile. DeMONBRUN shall be provided for BRADLEY'S use an automobile which is equivalent to the top of the line 4 door passenger automobile manufactured by Oldsmobile or such other model of automobile which is substantially equivalent thereto. The selection of such automobile shall be approved by the Chairman of the Board of HOLDING CO. The automobile may be owned or leased by HOLDING CO., and its upkeep, maintenance, and all costs of operation including licenses, insurance and taxes, shall be paid by HOLDING CO.

     11.  COMPANY TRAVEL:

     HOLDING CO. anticipates that it will be necessary for BRADLEY to make numerous trips during the year on HOLDING CO. business which travel will necessarily require BRADLEY to be absent from his home and family. HOLDING CO. deems it appropriate to allow BRADLEY to be accompanied on two (2) such business trips annually by his spouse, in which event the travel expenses incurred for the spouse shall be reimbursed to DeMONBRUN by HOLDING CO. In order to obtain such reimbursement, the trip


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

by the accompanying spouse must be approved by the Chairman of the Board of HOLDING CO. in advance. Only one such spousal trip shall be made outside of the continental United States of America.

     12.  TERM OF AGREEMENT:

     This Agreement shall be and remain in effect for three (3) years from January 1, 1990, unless terminated sooner pursuant to other applicable provisions herein.

     13.  TERMINATION OF EMPLOYMENT:

     Paragraph 13 of the original Agreement and all addenda thereto is deleted and shall be replaced as follows:

     "At any time prior to the expiration of the current term of this Agreement, the employment of BRADLEY may be terminated as follows:

          A.   By mutual consent of HOLDING CO. and DeMONBRUN.

          B. Immediately upon BRADLEY's death, provided that in such event HOLDING CO. shall cause the compensation to DeMONBRUN in effect at that time to continue for the period through the end of the month in which BRADLEY's death occurs.

          C. Upon thirty (30) days prior written notice in the event BRADLEY, by reason of physical or mental disability, shall be unable to perform the


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

               services required hereunder. In the event of disagreement concerning the existence of any such a disability, the matter shall be resolved by a disinterested licensed physician agreed upon by the parties. In the event the parties are unable to agree upon such a physician, the parties shall each choose a physician, who shall together choose a third, and the three physicians so chosen shall settle the matter by majority vote. The existence of such a disability shall be conclusively presumed in the event either (i) BRADLEY is entitled to payment of disability benefits under Social Security or any disability insurance program provided by DeMONBRUN or (ii) BRADLEY is unable to perform his duties for a total of sixty (60) or more calendar days (whether or not consecutive) during any period of one hundred eighty (180) consecutive calendar days, whether as a result of one or more illnesses, ailments or causes. The Board of Directors of HOLDING CO., in its discretion, may waive the provision of this Paragraph 13C. In the event of any such termination HOLDING CO. shall cause the


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

               compensation to DeMONBRUN provided for in this Agreement to be paid through the date of such termination.

          D. By either party for "good cause" upon thirty (30) days prior written notice to the other party. "Good cause" with respect to HOLDING CO. shall mean requiring BRADLEY to perform any unlawful act or to participate in any unlawful transaction or a continuing and material breach of the terms of this Agreement on the part of HOLDING CO. or its employees. "Good cause" with respect to DeMONBRUN shall be deemed to exist in the event of fraud, dishonesty, willful misconduct on the part of BRADLEY or DeMONBRUN, or continuing and material breach of the terms of this Agreement on the part of DeMONBRUN. No action to terminate this Agreement for good cause shall be taken by either party unless it has given prior notice of its intent to take such action to the other party and has allowed the other party a reasonable opportunity to present its views on the subject.

          E. In the event, MOMEDICO or HOLDING CO. is acquired by purchase of all the assets or purchase of all


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

               or a controlling portion of the outstanding stock of either of such companies and DeMONBRUN's contract for the services of BRADLEY is terminated by the purchaser or party acquiring control, then DeMONBRUN shall receive at the time of such termination of this Agreement as fair and reasonable damages the sum of $100,00.00 (One Hundred Thousand and no/100ths Dollars). In the event of such acquisition the provisions of the Non-Competition Agreement contained in Paragraph 15 shall not be applicable to or binding upon DeMONBRUN or BRADLEY.

          F. In the event that DeMONBRUN's contract for BRADLEY's services is terminated without cause under Paragraph 13 and not due to the circumstances described in 13E, than DeMONBRUN shall receive its base compensation in effect on the date of such termination for the balance of the thirty-six (36) month term of this Agreement.

     14.  NON-COMPETITION AGREEMENT:

     In the event BRADLEY's services as provided by DEMONBRUN are terminated for cause or pursuant to Paragraph 13E, neither DeMONBRUN or BRADLEY shall become an agent, representative,


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

employee or participant, directly or indirectly, in the business of Professional Medical Liability Insurance or other lines of business in which COMPANY or its subsidiaries are engaged, in the State of Missouri, for the balance of any of the three (3) year term of this Agreement or any extension thereof.

     15.  GOVERNING LAW:

     This Agreement shall be interpreted in accordance with and governed by the laws of the State of Missouri.

     16.  PRIOR AGREEMENTS:

     All provisions and terms of the "Agreement" not modified or deleted hereby shall remain in full force and effect.

                                        MISSOURI MEDICAL INSURANCE COMPANY
Attest:   /s/ David P. Bounk
       -------------------------        By:    /s/ Howard J. McAlhany, M.D.
                                            --------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS


                                        MOMED HOLDING CO.
Attest:   /s/ David P. Bounk
       -------------------------        By:    /s/ Howard J. McAlhany
                                            --------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS

                                        BRADLEY DeMONBRUN LTD.
                                        1034 S. Brentwood Blvd.
                                        St. Louis, Missouri 63117
Attest:   /s/ Lori McCutchen
       -------------------------        BY:    /s/ Richard V. Bradley, M.D.
                                            --------------------------------
                                        Richard V. Bradley, M.D.
                                        President

     2. Paragraph 13E of the Addendum of December 19, 1989 is hereby modified to read as follows:

     "E. In the event Missouri Medical Insurance Company or MOMED Holding Co. is acquired by purchase of all the assets or purchase of all or a controlling share of the outstanding stock of such Companies and Bradley's services are not retained (as a leased employee from DeMONBRUN), then DeMONBRUN shall receive sixty (60) days written notice of non-retention, after which sixty (60) days it shall receive its monthly compensation for the balance of the Agreement then in effect and DeMONBRUN's cost of continued major medical insurance coverage for Bradley for 180 days at COMPANY's cost, as fair and reasonable severance compensation. In the event of such acquisition, the provisions of the Non-Competition clauses contained in all prior Agreements, addenda or modifications thereto shall not be applicable or binding on DeMONBRUN."

     3.   PRIOR AGREEMENTS:

     All provisions and terms of the "Agreement" and all prior amendments and modifications, not modified or deleted hereby, shall remain in full force and effect.

                                        MISSOURI MEDICAL INSURANCE COMPANY
Attest:   /s/ Karen Svoboda
       -------------------------        By:    /s/ Howard J. McAlhany, M.D.
                                           -----------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS

                                        MOMED HOLDING CO.
Attest:   /s/ Karen Svoboda
       -------------------------        By:    /s/ Howard J. McAlhany, M.D.
                                           -----------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS

                                        BRADLEY DeMONBRUN LTD.
                                        1034 S. Brentwood Blvd.
                                        St. Louis, Missouri 63117
Attest:   /s/ Karen Svoboda
       -------------------------        By:    /s/ Richard V. Bradley, M.D.
                                           -----------------------------------
                                        Richard V. Bradley, M.D., President

                   ADDENDUM NO. 6 TO AN EMPLOYMENT AGREEMENT
                       BETWEEN BRADLEY DeMONBRUN LTD AND
                       MISSOURI MEDICAL INSURANCE COMPANY
                             DATED OCTOBER 1, 1986


     Pursuant to resolution of the Board of Directors of MOMED Holding Co. dated December 10, 1993, the parties agree that the Bradley DeMONBRUN Ltd. Agreement be extended for two years to expire in October 1996; that the compensation presently provided under the Bradley DeMONBRUN, Ltd. Agreement be increased three percent (3%) annually, effective October 1, 1993.

Dated:    October 1, 1993
       -------------------------
                                        MISSOUR MEDICAL INSURANCE COMPANY

                                        BY:    /s/ Howard E. Linville, M.D.
                                           -----------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS


                                        MOMED HOLDING CO.

                                        BY:    /s/ Howard E. Linville, M.D.
                                           -----------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS


                                        BRADLEY DeMONBRUN, LTD.

                                        BY:    /s/ Richard V. Bradley, M.D.
                                           -----------------------------------
                                        RICHARD V. BRADLEY, PRESIDENT

                    ADDENDUM NUMBER 5 DATED OCTOBER 1, 1991
                           TO AN EMPLOYMENT AGREEMENT
                   BETWEEN MISSOURI MEDICAL INSURANCE COMPANY
                           AND BRADLEY DeMONBRUN LTD


     WHEREAS, Missouri Medical Insurance Company (herein "MOMEDICO") and Bradley DeMONBRUN, Ltd. (herein "DeMONBRUN"), entered into an EMPLOYMENT AGREEMENT effective October 1, 1986, whereby the services of Richard V. Bradley, M.D. (herein "BRADLEY") are to be provided by DeMONBRUN and all references to BRADLEY are intended to refer to his status as an employee of DeMONBRUN, and said Agreement was modified by addenda on or about June 30, 1987, on or about January 1, 1989, December 19, 1989, and October 23, 1990, and

     WHEREAS, the parties desire to further amend and modify said Agreement,

     NOW, THEREFORE, the parties agree as follows:

     1. In consideration of the increase of six percent (6%) in annual compensation to become effective October 1, 1991, and the extension of term of employment herein, the parties agree that the term of this agreement is extended for an additional year, whereby the three-year term will end on October 1, 1993.

     2.   PRIOR AGREEMENTS:

     All provisions and terms of the "Agreement" and all prior amendments and modifications, not modified or deleted hereby, shall remain in full force and effect.

                                        MISSOURI MEDICAL INSURANCE COMPANY
Attest:   /s/ M.E. Stokes
       ----------------------           BY:   /s/ Howard J. McAlhany, M.D.
                                           ------------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS

                                        MOMED HOLDING CO.
Attest:   /s/ M.E. Stokes
       ---------------------            BY:   /s/ Howard J. McAlhany, M.D.
                                           ------------------------------------
                                        CHAIRMAN, BOARD OF DIRECTORS

                                        BRADLEY DeMONBRUN LTD.
                                        1034 S. Brentwood Blvd.
                                        St. Louis, Missouri 63117
Attest:   /s/ M.E. Stokes
       ----------------------           BY:    /s/ Richard V. Bradley, M.D.
                                           ------------------------------------
                                        Richard V. Bradley, M.D., President

                   ADDENDUM NO. 8 TO AN EMPLOYMENT AGREEMENT
                  BETWEEN BRADLEY DeMONBRUN, LTD. AND MISSOURI
                 MEDICAL INSURANCE COMPANY DATED AUGUST 1, 1990


     Pursuant to a resolution of the Board of Directors of MOMED Holding Co. dated September 8, 1995, the parties agree that the term of this agreement is extended for an additional year to expire in October, 1998; that the compensation presently provided under the Agreement be increased three percent (3%) annually, effective October 1, 1995; making the annual base compensation $204,234.42.

Dated:    March 11, 1996
       ----------------------
                                        MISSOURI MEDICAL INSURANCE COMPANY


                                        BY:    /s/ Howard E. Linville, M.D.
                                           -----------------------------------
                                               Chairman, Board of Directors


                                        MOMED HOLDING CO.


                                        BY:    /s/ Howard E. Linville, M.D.
                                           ------------------------------------
                                              Chairman, Board of Directors


                                        BRADLEY DeMONBRUN, LTD.


                                             /s/ Richard V. Bradley, M.D.
                                       ----------------------------------------
                                             Richard V. Bradley, President